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               SECURITIES AND EXCHANGE COMMISSION

                      WASHINGTON, DC  20549

                           __________

                            FORM 8-K

                         CURRENT REPORT
             PURSUANT TO SECTION 13 OR 15(d) OF THE
                 SECURITIES EXCHANGE ACT OF 1934


Date of report (Date of earliest event reported)  August 1, 1994
                                                  --------------

           Pennsylvania Real Estate Investment Trust
       --------------------------------------------------
       (Exact Name of Registrant as Specified in Charter)


     Pennsylvania                    1-6300             23-6216339
    --------------                 -----------         -----------
(State or Other Jurisdiction       (Commission        (IRS Employer
   of Incorporation)               File Number)     Identification No.)

 455 Pennsylvania Avenue, Suite 135, Ft. Washington, Pennsylvania 19034
- - -----------------------------------------------------------------------
(Address of Principal Executive Offices)                     (Zip Code)

Registrant's telephone number, including area code   (215) 542-9250
                                                    -----------------

- - -----------------------------------------------------------------------
  (Former Name or Former Address, if Changed Since Last Report)

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Item 2.  Acquisition or Disposition of Assets.

          Registrant on August 1, 1994 purchased from Pembroke Associates Limited Partnership, a Wisconsin limited partnership ("Seller"), The Palms of Pembroke Apartments, a 348-unit garden apartment community, in Pembroke Pines, Broward County, Florida, for $20,496,500. The purchase price was allocated $20,096,500 for the real property and $400,000 for the personal property. In addition, closing costs, brokers fees and other expenses paid by Registrant aggregated approximately $1,039,000 after apportionments. The purchase was pursuant to a Purchase and Sale Agreement dated May 9, 1994 as amended on June 28, 1994 by and between the Trustees of Registrant and Seller. (The Purchase and Sale Agreement and Amendment No. 1 to the Purchase and Sale Agreement are attached hereto as Exhibit 10.7 and made a part hereof.) There is no relationship between any Trustee, officer or affiliate of the Registrant and any partner of the Seller.

          Registrant paid cash for the apartment complex, borrowing all the required proceeds from two banks. The borrowing totaled $21,583,000, which included the purchase price, closing costs, 1994 real estate taxes and miscellaneous expenses incurred or to be incurred in connection with the acquisition. Of the amount borrowed, $15,000,000 was from Meridian Bank, a Pennsylvania banking corporation, Philadelphia, Pennsylvania at the per annum rate equal to Meridian's National Commercial Rate for a term of one year or such later date as may be established by written agreement; and the balance of $6,583,000 was from CoreStates Bank, N.A., a national banking association, Philadelphia, Pennsylvania pursuant to an unsecured revolving credit loan agreement at CoreStates' Prime Rate for a term of the earlier of one year or three days after the closing by Registrant of an offering of its equity securities. Both loans are general obligations of Registrant.

          Registrant anticipates spending an additional $500,000 for installation of washers and dryers in the individual apartments, an entry gate for controlled access, enhancements to the landscaping and general refurbishing.

          Location: The property is located on 24.5 acres on Palms Boulevard, midway between Interstate 75 and the Florida
Turnpike.  It is approximately one mile east of the Pembroke
Lakes Regional Mall and adjacent to a public park.

          Description: The Palms of Pembroke was constructed in 1988 and consists of 31 two and three story buildings of concrete block and wood frame construction, with pitched roofs and a stucco exterior. The apartments are a mix of one, two and three bedroom units, ranging in size from 568 to 1,159 square feet.
Some of the two and three bedroom units are townhouses. Tenants have the use of a club house, swimming pool, jacuzzi, fitness center and laundry facilities, all of which are part of the premises. Of the 348 apartment units, 112 units have either canal or lake view.

          Taxes: In 1993 the ad valorem property taxes with maximum discount were $325,684 and the 1993 personal property taxes with maximum discount were $14,934.

          Mortgage Payable:  The property is unencumbered by debt.

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          Occupancy Percentage and Rentals:  The following table
sets forth the number and types of apartment units, square footage without balconies and the current renewal rent.

                                      Sq. Ft. Per Unit      Current Renewal
Number of Units   Unit Type          (without Balconies)          Rent

     24           Small 1 Bedroom            568                 $  600
                  1 Bath
     48           1 Bedroom 1 Bath           660                    645
     48           1 Bedroom 1 Bath,          830                    695
                  Den (or 2 Bedroom
                  1 Bath)
    104           2 Bedroom 2 Bath           958                    775
    102           2 Bedroom 2.5 Bath       1,075                    835
                  (Townhouse)
     22           3 Bedroom 2.5 Bath       1,159                  1,025
    ---           (Townhouse)


                  Average                    919                    767
                  Club House               3,942

    348           Aggregate Sq. Ft.         323,874
    ===

          The apartments are generally rented for a term of one year and then automatically renew on a month-to-month basis. At July 31, 1994 there were seven vacancies, for an occupancy rate of 98%, 50 notices of intention to vacate and 22 applications for units at the complex, leaving 35 (10%) units to lease.

          Competition: There are numerous apartment complexes in the immediate vicinity of The Palms of Pembroke, some of which have been constructed within the past three years. Of the competing apartment complexes, some have monthly rents which are higher and some have monthly rents which are lower. Registrant believes that the area in which The Palms of Pembroke is located is where 50% of Broward County's population growth is expected to occur through the year 2000.

          Environmental: Registrant had a Phase I environmental study performed prior to its acquisition of The Palms of Pembroke. The property was also tested for Radon gas, which was found in 84 of the ground floor units. Registrant will perform additional tests in an effort to determine if the level of Radon gas is within federal and state guidelines. Radon is a naturally occurring radioactive gas that, when it has accumulated in a building in sufficient quantities, may present health risks to persons who are exposed to it over time.

          Management Arrangement: The apartment complex will be managed by employees of the Registrant.

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Item 7.   Financial Statements, Pro Forma Financial Information
and Exhibits

               (a)  Financial Statements

                    (3) The Palms of Pembroke - Statements of Revenues and Certain Expenses as of the Year Ended August 31, 1993 and the Nine-Month Period Ended May 31, 1994 (unaudited) Together with Auditors' Report.

               (b)  Pro Forma Financial Information

                    1.   Unaudited Pro Forma Consolidating
                         Balance Sheet as of May 31, 1994 and
                         Consolidating Statements of Operations for the Year Ended August 31, 1993 and the Nine-Month Period Ended May 31, 1994.

               (c)  Exhibits

                    10.7  Purchase and Sale Agreement between
Robert G. Rogers and Jonathan B. Weller, as Trustees, and on behalf of all other Trustees of the Pennsylvania Real Estate Investment Trust and Pembroke Associates Limited Partnership dated May 9, 1994 (without exhibits); and Amendment No. 1 to Purchase and Sale Agreement between Robert G. Rogers and Jonathan
B. Weller, as Trustees, and on behalf of all other Trustees of the Pennsylvania Real Estate Investment Trust and Pembroke Associates Limited Partnership dated June 28, 1994.

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Item 7.(a) Financial Statements (3)
- - -----------------------------------






       PENNSYLVANIA REAL ESTATE INVESTMENT TRUST
       THE PALMS OF PEMBROKE

       STATEMENTS OF REVENUES AND CERTAIN EXPENSES
       AS OF THE YEAR ENDED AUGUST 31, 1993, AND THE
       NINE-MONTH PERIOD ENDED MAY 31, 1994 (UNAUDITED)
       TOGETHER WITH AUDITORS' REPORT



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                  REPORT OF INDEPENDENT PUBLIC ACCOUNTANTS


 To Pennsylvania Real Estate Investment Trust:

 We have audited the accompanying statement of revenues and certain expenses of The Palms of Pembroke for the year ended August 31, 1993. This financial statement is the responsibility of The Palms of Pembroke's management. Our responsibility is to express an opinion on this financial statement based on our audit.

 We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statement is free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statement. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

 As described in Note 1, the accompanying statement of revenue and certain expenses was prepared for the purpose of complying with the rules and regulations of the Securities and Exchange Commission and is not intended to be a complete presentation of The Palms of Pembroke's revenues and expenses.

 In our opinion, the financial statement referred to above presents fairly, in all material respects, the revenues and certain expenses of The Palms of Pembroke for the year ended August 31, 1993, in conformity with generally accepted accounting principles.

                             ARTHUR ANDERSEN & CO.

 Philadelphia, Pa.,
  August 5, 1994
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                         THE PALMS OF PEMBROKE
                         ---------------------

         STATEMENTS OF REVENUES AND CERTAIN EXPENSES (NOTE 1)
         ----------------------------------------------------
                                                     Year Ended    Nine-Month
                                                     August 31,   Period Ended
                                                       1993      May 31, 1994
                                                     ---------   -------------
                                                                 (Unaudited)

 REVENUES:
   Rental income                                    $ 2,799,119    $2,242,054
   Miscellaneous income                                 166,413       134,507
                                                    -----------    ----------
     Total revenues                                   2,965,532     2,376,561
                                                    -----------    ----------
  CERTAIN EXPENSES:
   Real estate and personal property taxes              340,618       266,662
   Repairs and maintenance                              279,528       246,381
   Property management and administration                75,616        59,099
   Insurance                                             32,407        31,130
   Utilities                                            128,458       107,201
                                                    -----------    ----------
     Total certain expenses                             856,627       710,473
                                                    -----------    ----------
 REVENUES IN  EXCESS OF CERTAIN EXPENSES            $ 2,108,905    $1,666,088
                                                    ===========    ==========

    The accompanying note is an integral part of these statements.
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                      THE PALMS OF PEMBROKE
                      ---------------------

   NOTE TO STATEMENTS OF REVENUES AND CERTAIN EXPENSES
   ----------------------------------------------------
1. BASIS OF PRESENTATION:
- - -------------------------

The statements of revenues and certain expenses reflect the operations of The Palms of Pembroke (the "Property"), a 348-unit apartment complex located in Pembroke Pines, Florida. The Property was acquired by Pennsylvania Real Estate Investment Trust (the "Trust") from unaffiliated parties on August 1, 1994.

The accompanying statements of revenues and certain expenses, in accordance with certain rules and regulations of the Securities and Exchange Commission, exclude certain expenses such as interest, depreciation and amortization, and other costs not directly related to the future operations of the Property that may not be comparable to the expenses expected to be incurred by the Trust in the proposed future operations of the Property.
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Item 7.(b) PRO FORMA FINANCIAL INFORMATION(1)
- - ---------------------------------------------

The following Pro Forma Consolidating Balance Sheet as of May 31, 1994, and the Pro Forma Consolidating Statements of Operations for the year ended
August 31, 1993, and the nine-month period ended May 31, 1994, have been prepared to reflect the acquisition transaction and the adjustments described in the accompanying notes. The pro forma financial information is based on the historical financial statements and should be read in conjunction with the notes and management's assumptions thereto. The Pro Forma Consolidating Balance Sheet was prepared as if the acquisition transaction occurred on May 31, 1994. The pro forma financial information is unaudited and not necessarily indicative of the consolidated results which actually would have occurred if the acquisition transaction had been consummated at the beginning of fiscal year 1993, nor does it purport to represent the future financial position and results of operations from future periods.
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              PENNSYLVANIA REAL ESTATE INVESTMENT TRUST
              -----------------------------------------
               PRO FORMA CONSOLIDATING BALANCE SHEET
               -------------------------------------
                       AS OF MAY 31, 1994
                       ------------------
                         (unaudited)

                                                                                                  Pennsylvania
                                                                                                   Real Estate
                                                                Pennsylvania                        Investment
                                                                 Real Estate         The              Trust
                                                              Investment Trust    Acquisition      Consolidated
                                                                 Historical         (Note 2)         Pro Forma
                                                              ----------------   -------------     ------------
ASSETS:
 INVESTMENTS IN REAL ESTATE, at cost:
  Apartment buildings                                             $ 94,214,969   $21,535,800 (A)    $115,750,769
  Industrial  properties                                             5,078,024                         5,078,024
  Shopping centers and retail stores                                32,276,128                        32,276,128
                                                                  ------------   -----------        ------------
     Total investments in real estate                              131,569,121    21,535,800         153,104,921

  Less- Accumulated depreciation                                    32,768,165                        32,768,165
                                                                  ------------   -----------        ------------
                                                                    98,800,956    21,535,800         120,336,756
INVESTMENTS IN PARTNERSHIPS AND JOINT
  VENTURES, AT EQUITY                                               15,970,944                        15,970,944

ADVANCES TO PARTNERSHIPS AND JOINT VENTURES                          2,304,413                         2,304,413

NOTES RECEIVABLE                                                     1,648,796                         1,648,796
                                                                  ------------   -----------        ------------
                                                                   118,725,109    21,535,800         140,260,909
LESS- Allowance for possible losses                                  1,680,000                         1,680,000
                                                                  ------------   -----------        ------------
                                                                   117,045,109    21,535,800         138,580,909
OTHER ASSETS:
 Cash and cash equivalents                                           1,694,588                         1,694,588
 U.S. Treasury obligations, at cost                                  1,257,833                         1,257,833
 Rents and sundry receivables                                          351,869                           351,869
 Prepaid real estate taxes and expenses                              3,178,985        47,200 (A)       3,226,185
                                                                  ------------   -----------        ------------
                                                                  $123,528,384   $21,583,000        $145,111,384
                                                                  ============   ===========        ============
   The accompanying notes and management's assumptions are an integral part of this statement.
                                     (Continued)

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              PENNSYLVANIA REAL ESTATE INVESTMENT TRUST
              -----------------------------------------
               PRO FORMA CONSOLIDATING BALANCE SHEET
               -------------------------------------
                       AS OF MAY 31, 1994
                       ------------------
                          (unaudited)
                          (Continued)

                                                                                                  Pennsylvania
                                                                                                   Real Estate
                                                                Pennsylvania                        Investment
                                                                 Real Estate         The              Trust
                                                              Investment Trust    Acquisition      Consolidated
                                                                 Historical         (Note 2)         Pro Forma
                                                              ----------------   -------------     ------------
LIABILITIES AND BENEFICIARIES' EQUITY:
 Mortgage notes payable                                          $ 44,184,656                      $44,184,656
 Bank loans payable                                                14,553,205  $ 21,583,000 (A)     36,136,205
 Tenants' deposits and deferred rents                                 841,844                          841,844
 Accrued pension and retirement benefits                            1,085,657                        1,085,657
 Accrued expenses and other liabilities                             2,122,247                        2,122,247
 Minority interest in consolidated partnership                        363,913                          363,913
 Beneficiaries' equity                                             60,376,862                       60,376,862
                                                                 ------------  ------------       ------------
                                                                 $123,528,384  $ 21,583,000       $145,111,384
                                                                 ============  ============       ============
       The accompanying notes and management's assumptions are an integral part of this statement.



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              PENNSYLVANIA REAL ESTATE INVESTMENT TRUST
              -----------------------------------------
           PRO FORMA CONSOLIDATING STATEMENTS OF OPERATIONS
           ------------------------------------------------
                FOR THE YEAR ENDED AUGUST 31, 1993
                ----------------------------------
                          (Unaudited)

                                                              Pennsylvania
                                                               Real Estate        The Palms of     Pro Forma
                                                             Investment Trust       Pembroke      Adjustments       Total
                                                             ----------------     ------------    -----------    -----------
REVENUES:
 Gross revenues from real estate                               $21,083,218          $2,965,532     $              $24,048,750
 Interest and other income                                         541,453                                            541,453
                                                               -----------          ----------     ---------      -----------
   Total revenues                                               21,624,671           2,965,532                     24,590,203
                                                               -----------          ----------     ---------      -----------
EXPENSES:
 Property operating expenses                                     8,958,769             856,627                      9,815,396
 Depreciation and amortization                                   2,783,646                           426,000(a)     3,209,646
 General and administrative expenses                             1,873,214                                          1,873,214
 Mortgage and bank loan interest                                 2,222,253                         1,295,000(b)     3,517,253
 Provision for losses on investments                               320,000                                            320,000
                                                               -----------          ----------     ---------      -----------
   Total expenses                                               16,157,882             856,627     1,721,000       18,735,509
                                                               -----------          ----------     ---------      -----------

 Income before minority interest, equity in income of
  partnerships and joint ventures and gains on sales
  of interests in real estate                                    5,466,789           2,108,905    (1,721,000)       5,854,694

MINORITY INTEREST                                                  (91,537)                                           (91,537)

EQUITY IN INCOME OF PARTNERSHIPS AND
 JOINT VENTURES                                                  4,749,825                                          4,749,825

GAINS ON SALES OF INTERESTS IN REAL ESTATE                       3,875,414                                          3,875,414
                                                               -----------          ----------     ---------      -----------
NET INCOME                                                     $14,000,491          $2,108,905   $(1,721,000)     $14,388,396
                                                               -----------          ----------     ---------      -----------
NET INCOME PER SHARE                                           $      1.62                                        $      1.66
                                                               -----------                                        -----------
WEIGHTED AVERAGE NUMBER OF
  SHARES OUTSTANDING                                             8,643,223                                          8,643,223
                                                               -----------                                        -----------

         The accompanying notes and management's assumptions are an integral part of this statement.

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              PENNSYLVANIA REAL ESTATE INVESTMENT TRUST
              -----------------------------------------
           PRO FORMA CONSOLIDATING STATEMENTS OF OPERATIONS
           ------------------------------------------------
            FOR THE NINE-MONTH PERIOD ENDED MAY 31, 1994
            --------------------------------------------
                          (Unaudited)

                                                              Pennsylvania
                                                               Real Estate        The Palms of     Pro Forma
                                                             Investment Trust       Pembroke      Adjustments       Total
                                                             ----------------     ------------    -----------    -----------
REVENUES:
 Gross revenues from real estate                               $20,065,528          $2,376,561     $              $22,442,089
 Interest and other income                                         202,403                                            202,403
                                                               -----------          ----------     ---------      -----------
   Total revenues                                               20,267,931           2,376,561                     22,644,492
                                                               -----------          ----------     ---------      -----------
EXPENSES:
 Property operating expenses                                     8,402,600             710,473                      9,113,073
 Depreciation and amortization                                   2,557,986                           320,000(a)     2,877,986
 General and administrative expenses                             1,789,948                                          1,789,948
 Mortgage and bank loan interest                                 2,825,089                           998,000(b)     3,823,089
 Provision for losses on investments                               240,000                                            240,000
                                                               -----------          ----------     ---------      -----------
   Total expenses                                               15,815,623             710,473     1,318,000       17,844,096
                                                               -----------          ----------     ---------      -----------

 Income before minority interest, equity in income of
  partnerships and joint ventures and gains on sales
  of interests in real estate                                    4,452,308           1,666,088    (1,318,000)       4,800,396

MINORITY INTEREST                                                 (170,897)                                          (170,897)

EQUITY IN INCOME OF PARTNERSHIPS AND
 JOINT VENTURES                                                  3,629,138                                          3,629,138

GAINS ON SALES OF INTERESTS IN REAL ESTATE                      12,329,707                                         12,329,707
                                                               -----------          ----------     ---------      -----------
NET INCOME                                                     $20,240,256          $1,666,088   $(1,318,000)     $20,588,344
                                                               -----------          ----------     ---------      -----------
NET INCOME PER SHARE                                           $      2.34                                        $      2.38
                                                               -----------                                        -----------
WEIGHTED AVERAGE NUMBER OF
  SHARES OUTSTANDING                                             8,661,786                                          8,661,786
                                                               -----------                                        -----------

         The accompanying notes and management's assumptions are an integral part of this statement.

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        PENNSYLVANIA REAL ESTATE INVESTMENT TRUST
        -----------------------------------------

          NOTES AND MANAGEMENT'S ASSUMPTIONS
          ----------------------------------
                 TO UNAUDITED PRO FORMA
                 ----------------------
          CONSOLIDATING FINANCIAL STATEMENTS
          ----------------------------------

1. BASIS OF PRESENTATION
   ---------------------
   Pennsylvania Real Estate Investment Trust ("the Trust") acquired The Palms of Pembroke (the "Property"), a 348-unit apartment complex located in Pembroke Pines, Florida, for a purchase price of $21,535,800. The Trust acquired the Property by borrowing all of the required purchase price and $47,200 of additional funding for certain escrows from two lenders.

   The accompanying unaudited pro forma consolidating balance sheet is presented as if the acquisition transaction occurred on May 31, 1994.

   The accompanying unaudited pro forma consolidated statements of operations are presented as if the acquisition transaction had been made as of September 1, 1992.

   These pro forma financial statements should be read in conjunction with the historical financial statements and notes thereto as of August 31, 1993.
   In management's opinion, all adjustments necessary to reflect the effects of the acquisition of the Property by the Trust have been made.

   The unaudited pro forma consolidated financial statements are not necessarily indicative of the actual financial position at May 31, 1994, or what the actual results of operations of the Trust would have been assuming the acquisition of the Property had been completed as of September 1, 1992, nor are they indicative of the results of operations for future periods.

2. ADJUSTMENTS TO PRO FORMA CONSOLIDATING BALANCE SHEET
   ----------------------------------------------------

   (A) To reflect the acquisition of the Property for $21,535,800 and the funding of certain escrows for $47,200 and the related $21,583,000 of bank debt obtained to finance these amounts.

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

3. ADJUSTMENTS TO PRO FORMA CONSOLIDATING STATEMENTS OF OPERATIONS
   ---------------------------------------------------------------
                                                                  Nine-Month
                                                                    Period
                                                   Year Ended        Ended
                                                   August 31,       May 31,
                                                      1993           1994
                                                  ----------     ----------
   (a) To reflect the increase in depreciation
        expense from the Property over a
        40-year useful life                       $  426,000      $ 320,000
                                                  ----------      ---------
   (b) To reflect an increase in interest
       expense related to the $21,583,000
       of new bank borrowings, at the prime
       rate, for the acquisition of the
       Property                                   $1,295,000      $ 998,000
                                                  ----------      ---------
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

                           Signatures

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                              Pennsylvania Real Estate Investment Trust


Date:  August 11, 1994             /s/ Dante J. Massimini
                              ------------------------------------------
                              Dante J. Massimini, Vice President-Finance
                              and Treasurer


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